UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 4, 2026
Commission file number 001-39482
GeneDx Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	85-1966622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower; 6th Floor Stamford, Connecticut 06902
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (888) 729-1206
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WGS	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock, each at an exercise price of $379.50 per share	WGSWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition.
Financial Results for the Quarter Ended March 31, 2026
On May 4, 2026, GeneDx Holdings Corp. (the “Company”) issued a press release (the “Press Release”) and will hold a conference call announcing the Company's financial results for the quarter ended March 31, 2026. Copies of the Press Release and Earnings Presentation are furnished as Exhibits 99.1 and 99.3, respectively, to this Current Report on Form 8-K.
Consolidated Statements of Operations and Comprehensive Loss Presentation Change
Beginning with the quarter ended March 31, 2026, the Company has combined the previously separate line items for (i) selling and marketing and (ii) general and administrative into a single consolidated line item titled “selling, general and administrative” in the consolidated statements of operations and comprehensive loss. This is a change in presentation only and has no impact on the Company’s previously reported financial results for the current or any prior period.
Modification of Non-GAAP Financial Measure Methodology
Beginning with the fiscal quarter ended March 31, 2026, the Company has modified its methodology for adjusted net income (loss), a non-GAAP financial measure, to include an adjustment for non-core lease costs. Non-core lease costs represent occupancy and related expenses associated with vacant laboratory facilities and office space in Connecticut that are no longer utilized as part of the Company’s operations.
Prior Period Supplemental Financial Information
To provide comparability with the changes in current period presentation and non-GAAP methodology described above, the Company is furnishing recast unaudited financial information as Exhibit 99.2 to this Current Report on Form 8-K. This unaudited supplemental financial information covers the fiscal year ended December 31, 2025 and each of the interim periods within that year and reflects (1) the reclassification of the previously separate “selling and marketing” and “general and administrative” line items into the combined “selling, general and administrative” line item, and (2) the recalculation of adjusted net income (loss) for all prior periods presented to include the adjustment for non-core lease costs. This recast of prior period financial information is not a restatement of previous financial statements and does not affect the Company’s GAAP results for any previously reported periods.
The information furnished with this Item 2.02, including Exhibits 99.1, 99.2, and 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01           Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description
99.1	Press Release, dated May 4, 2026, regarding the registrant’s results for the quarter ended March 31, 2026
99.2	Supplemental Financial Information
99.3	Earnings Presentation, dated May 4, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEDX HOLDINGS CORP.

Date:	May 4, 2026	By:	/s/ Katherine Stueland
		Name:	Katherine Stueland
		Title:	Chief Executive Officer